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                                                                   Exhibit 10.10

                           COMMERCIAL LEASE AGREEMENT

IN CONSIDERATION of the terms, provisions and agreements contained in this Lease, the parties agree as follows:

ARTICLE ONE: DEFINED TERMS. As used in this Commercial Lease Agreement (the "Lease"), the terms set forth in this Article One have the following respective meanings:

1.01. EFFECTIVE DATE: The last date beneath the signatures of Landlord and Tenant on page 18 below.

1.02. LANDLORD: Assem Family Limited Partnership
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      Address:  P.O. Box 191103, Dallas, Texas 75219
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                _______________________ Telephone: 214-521-3216 Fax:214-521-3939
                                                   ------------     ------------

1.03. TENANT:   The Capella Group, Inc. dba Care Entree A Texas Corporation
                -----------------------------------------------------------
      Address:  2100 North Highway 360 suite 501, Grand Prairie, Texas 75050
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                 Telephone: 972-606-0226 Fax: 972-606-9637
                                              ------------

1.04. DEMISED PREMISES  2032-2034 North Highway 360, Grand Prairie, Texas 75050
                        --------------------------------------------------------

      A. STREET ADDRESS: 2032-2034 North Highway 360 Grand Prairie, Texas 75050
                        --------------------------------------------------------
_____________________________________________ in Tarrant________ County, Texas.

      B. LEGAL DESCRIPTION: The property on which the Demised Premises is situated (the "Property") is more particularly described as: GSID COMM #5, INST
                                                             -------------------
#3, BLK 1 LOT 11
-----------------______________________________________________________________
_______________________________________________________________________________
__________________ or is described on EXHIBIT A, SURVEY AND/OR LEGAL DESCRIPTION

      C. FLOOR PLAN OR SITE PLAN: Being a floor area or approximately 25,000
                                                                      ------
square feet and being approximately __________ feet by _________ feet (measured to the exterior of outside walls and to the center of the interior walls) and being more particularly shown in outline form on EXHIBIT B, FLOOR PLAN AND/OR SITE PLAN.

      D. Tenant's pro rata share of the Property is 36%. [SEE ADDENDUM A,
                                                    ---
EXPENSE REIMBURSEMENT, if applicable]

1.05. LEASE TERM: 5______ years and 0_____ months beginning on December 15, 2001
                                                               -----------------
(the "Commencement Date") and ending on December 15, 2006 (the "Expiration
                                        -----------------
Date") unless Tenant's communication system has been installed and is operable. In such event Tenant agrees to do its best effort to move in sooner in the event the communication service is connected earlier than Tenant originally anticipated.

1.06. BASE RENT: $1,462,500.00 total Base rent for the Lease Term payable in
                 -------------
monthly installments of $23,958.33 ($11.50 PSF) for months 1 through 36 and
                        ---------------------------------------------------
$25,000.00 ($12.00 PSF) for months 37 through 60 per month in advance. (The
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total amount of rent is defined in Section 3.01).

1.07. SECURITY DEPOSIT: $30,000.00 minus $15,000.00 currently held in deposit by
                        --------------------------------------------------------
Landlord for Tenant's current lease at 2032-2034 North Highway 360 (due upon
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execution of this Lease). [See Section 3.04]

1.08. PERMITTED USE: Assembly Distribution and office use related to the
                     -----------------------------------------------------
Healthcare Industry___________________________________________[See Section 6.01]
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COMMERCIAL LEASE AGREEMENT - Page 1
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1.09. PARTY TO WHOM TENANT IS TO DELIVER PAYMENTS UNDER THIS LEASE (CHECK ONE):
/ / Landlord, / / Principal Broker, or /X/ Other Bradford Company at 12801 N,
                                                 ----------------------------
Central Expressway, Suite 1600, Dallas, Texas 75243. Attention David Simpson
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(972) 776-7080: (972) 776-7026 Fax.
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Landlord may designate in writing the party authorized to act on behalf of
Landlord to enforce this Lease. Any such authorization will remain in effect until it is revoked by Landlord in writing.

1.10. PRINCIPAL BROKER: Henry S. Miller Commercial____________________ acting as
                        -------------------------
(CHECK ONE): /X/ agent for Landlord exclusively. / / agent for Tenant exclusively, / / an intermediary. Principal Broker's Address: 2221 E Lamar
                                                              --------------
Blvd. Suite 170, Arlington, Texas 76006 ________________________________________
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Telephone: 817-640-9924             Fax: 817-640-9090
           -----------------------------------------

1.11. OTHER BROKERS. Both Landlord and Tenant represent and warrant to the other party that they have had no dealings with any person, firm or agent in the negotiation of this Lease other than the Broker(s) named in this Lease and no other broker, agent, person, firm or entity other than the Broker(s) is entitled to any commission or fee in connection with this Lease.

1.12. BROKERS' FEES: The Professional Service Fee, if any, due to the Principal Broker mentioned in 1.10 above from Landlord in connection with this Lease, or any other broker's fees due to the Principal Broker or other Brokers, shall be calculated and paid in accordance with the terms of the separate written agreements regarding such fees.

ARTICLE TWO: LEASE AND LEASE TERM

2.01. LEASE OF DEMISED PREMISES FOR LEASE TERM: Landlord leases the Demised Premises to Tenant and Tenant leases the Demised Premises from Landlord for the Lease Term stated in Section 1.05. The Commencement Date is the date specified in Section 1.05, unless advanced or delayed under any provision of this Lease.

2.02. DELAY IN COMMENCEMENT: Subject to terms of Addendum (B) Work Letter, Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Demised Premises to Tenant on the Commencement Date specified in Section
1.05 above. Landlord's non-delivery of possession of the Demised Premises to Tenant on the Commencement Date will not affect this Lease or the obligations of Tenant under this Lease. However, the Commencement Date shall be delayed until possession of the Demised Premises is delivered to Tenant. The Lease Term shall be extended for a period equal to the delay in delivery of possession of the Demised Premised to Tenant, plus the number of days necessary for the Lease Term to expire on the last day of a month. If Landlord does not deliver possession of the Demised Premises to Tenant within thirty (30) days after the Commencement Date specified in Section 1.05. Tenant may cancel this Lease by giving written notice to Landlord within ten (10) days after the 60-day period ends. If Tenant gives such notice, this Lease shall be canceled effective as of the date of its execution, and no party shall have any obligations under this Lease. If Tenant does not give such notice within the time specified, Tenant shall have no right to cancel this Lease, and the Lease Term shall commence upon the delivery of possession of the Demised Premises to Tenant. If delivery of possession of the Demised Premises to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the revised Commencement Date and Expiration Date of the Lease Term. In the event of conflict between this lease provision and lease Addendum (B) Work Letter, Provision by the Work Letter will prevail.

2.03. EARLY OCCUPANCY: If Tenant occupies the Demised Premises prior to the Commencement Date, Tenant's occupancy of the Demised Premises shall be subject to all of the provisions of this Lease. Early occupancy of the Demised Premises shall not advance the Expiration Date. Unless otherwise provided herein, Tenant shall pay Base Rent and all other charges specified in this Lease for the period of occupancy. The utilities shall be connected by Tenant and proof of connection delivered to Landlord before receiving the Demised Premises.

2.04. HOLDING OVER: Tenant shall vacate the Demised Premises immediately upon the expiration of the Lease Term or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord as a result of any delay by Tenant in vacating the Demised Premises. If Tenant does not vacate the Demised Premises upon the expiration of the Lease Term or earlier termination of this Lease, Tenant's occupancy of the Demised Premises shall be a day-to-day tenancy, subject to all of the terms of this Lease, except that the Base Rent and additional rent during the holdover period shall be increased to an amount which is one and

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COMMERCIAL LEASE AGREEMENT - Page 2
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one-half (1 1/2) times the Base Rent and additional rent in effect on the expiration or termination of this Lease, computed on a daily basis for each day of the holdover period, plus all additional sums due under this Lease. This paragraph shall not be construed as Landlord's consent for Tenant to hold over or to extend this Lease.

ARTICLE THREE: RENT AND SECURITY DEPOSIT

3.01. MANNER OF PAYMENT. All sums payable under this Lease by Tenant (the "Rent") shall be made to the Landlord at the address designated in Section 1.09, unless another person is designated in Section 1.09, or to any other party or address as Landlord may designate in writing. Any and all payments made to a designated third party for the account of the Landlord shall be deemed made to Landlord when received by the designated third party. All sums payable by Tenant under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code and for all other purposes. The Base Rent is the minimum rent for the Demised Premises and is subject to the terms and conditions contained in this Lease, together with the attached Addenda. If any.

3.02. TIME OF PAYMENT. Upon execution of this Lease, Tenant shall pay the installment of Base Rent plus estimated amount of additional rent in the sum of $4690.00 for the first month of the Lease Term. On or before the first day of the second month of the Lease Term and of each month thereafter, the installment of Base Rent, additional rent and other sums due under this Lease shall be due and payable, in advance, without off-set, deduction or prior demand. Tenant shall cause payments to be properly mailed or otherwise delivered so as to be actually received by the party identified in 1.09 above on or before the due date (and not merely deposited in the mail). If the Lease Term commences or ends on a day other than the first or last day of a calendar month, the rent for any fractional calendar month following the Commencement Date or preceding the end of the Lease Term shall be prorated by days. If Lease commences on a date other than the first of the month, the prorated amount is to be paid on the first day of the second month.

3.03. LATE CHARGES. Tenant's failure to promptly pay sums due under this Lease may cause Landlord to incur unanticipated costs. The exact amount of those costs is impractical or extremely difficult to ascertain. The costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease or deed of trust encumbering the Demised Premises. Payments due to Landlord under this Lease are not an extension of credit. Therefore, if any payment under the Lease is not actually received on or before the due date (and not merely deposited in the mail), Landlord may at Landlord's option and to the extent allowed by applicable law, impose a LATE Charge on any late payments in an amount equal to one-half of one percent (0.5%) of the amount of the past due payment (the "Late Charge") per day for each day after the due date, until the past due amount in Good Funds is received by Landlord up to a maximum of fifteen percent (15%) of the past due amount. A Late Charge may be imposed only once on each past due payment. Any Late Charge will be in addition to Landlord's other remedies for nonpayment of rent. If any check tendered to Landlord by Tenant under this Lease is dishonored for any reason, Tenant shall pay to the party receiving payments under this Lease a fee of thirty-five dollars ($35.00). plus ( at Landlord's option) a Late Charge as provided above until good funds are received by Landlord. The parties agree that any Late Charge and dishonored check fee represent a fair and reasonable estimate of the costs Landlord will incur by reason of the late payment or dishonored check. Payments received from Tenant shall be applied first to any Late Charges, second to other unpaid charges or reimbursements due to Landlord and last to base rent. Landlord agrees to notify Tenant of non-receipt of rental payment prior to charging a late fee. However, such notice shall not effect accrual of late charge effective the date rent is due.

3.04. SECURITY DEPOSIT. Upon execution of this Lease, Tenant shall deposit with Landlord a cash (good funds) Security Deposit in the amount stated in Section
1.07. Landlord may apply all or part of the Security Deposit to any unpaid Rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within five (5) days after Landlord's written demand. Tenant's failure to restore the full amount of the Security Deposit within the time specified shall be a default under this Lease. No interest will be paid on the Security Deposit. Landlord will not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit. Upon any termination of this Lease not resulting from Tenant's default, and after Tenant has vacated the Property and cleaned and restored the Demised Premises in the manner required by this Lease, Landlord shall refund the unused portion of the Security Deposit to Tenant within sixty days after the Termination Date or sixty days after Tenant fully complies with the conditions of termination as required in Section 7.05, whichever is later.

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COMMERCIAL LEASE AGREEMENT - Page 3
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3.05. GOOD FUNDS PAYMENTS. If, for any reason whatsoever, any two or more payments by check from Tenant to Landlord for Rent and or any sums owed are dishonored and returned unpaid, thereafter Landlord may, at Landlord's sole option, upon written notice to Tenant, require that all future payments of Rent for the remaining term of the Lease must be made by cash, certified check, cashier's check, or money order ("Good Funds") and that the delivery of Tenant's personal or corporate check will no longer constitute payment of Rent under this Lease. Any acceptance by Landlord of a payment for Rent by Tenant's personal or corporate check thereafter shall not be construed as a waiver of Landlord's right to insist upon payment by Good Funds as set forth herein.

ARTICLE FOUR: TAXES

4.01. PAYMENT BY LANDLORD. Landlord shall pay the real estate taxes on the Demised Premises during the Lease Term. Tenant shall reimburse Landlord its prorata share of taxes in accordance with the terms of this lease.

4.02. IMPROVEMENTS BY TENANT. If the real estate taxes levied against the Demised Premises for the real estate tax year in which the Lease Term commences are increased as a result of any alterations, additions or improvements made by Tenant or by Landlord at the request of Tenant, Tenant shall pay to Landlord upon demand the amount of the increase and continue to pay the increase during the Lease Term. Landlord shall use reasonable efforts to obtain from the tax assessor or assessors a written statement of the total amount of the increase.

4.03. JOINT ASSESSMENT If the real estate taxes are assessed against the Demised Premises jointly with other property not constituting a part of the Demised Premises, the real estate taxes applicable to the Demised Premises shall be equal to the amount bearing the same proportion to the aggregate assessment that the total square feet of building area in the Demised Premises bears to the total square feet of building area included in the joint assessment.

4.04. PERSONAL PROPERTY TAXES. Tenant shall pay all taxes assessed against trade fixtures, furnishings, equipment, inventory, products, or any other personal property belonging to Tenant. Tenant shall use reasonable efforts to have Tenant's property taxed separately from the Demised Premises. If any of Tenant's property is taxed with the Demised Premises, Tenant shall pay the taxes for its property to Landlord within fifteen (15) days after Tenant receives a written statement from Landlord for the property taxes.

ARTICLE FIVE: INSURANCE AND INDEMNITY

5.01. CASUALTY INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Demised Premises in an amount or percentage of replacement value as Landlord deems reasonable in relation to the age, location, type of construction and physical condition of the Demised Premises and the availability of insurance at reasonable rates. The policies shall provide protection against all perils included within the classification of fire and extended coverage and any other perils which Landlord deems necessary. Landlord may, at Landlord's option, obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in or on the Demised Premises. Tenant shall at Tenant's expense, maintain insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect Tenant's interest. Tenant shall not do or permit to be done anything which invalidates any insurance policies. Any casualty insurance carried by Landlord or Tenant shall be for the sole benefit of the party carrying the insurance and under its sole control.

5.02 INCREASE IN PREMIUMS Tenant shall not permit any operation or activity to be conducted, or storage or use of any volatile or any other materials, on or about the Demised Premises that would cause suspension or cancellation of any fire and extended coverage insurance policy carried by Landlord, or increase the premiums therefore, without the prior written consent of Landlord. If Tenant's use and occupancy of the Demised Premises causes an increase in the premiums for any fire and extended coverage insurance policy carried by Landlord, Tenant shall pay to Landlord, as additional rental, the amount of the increase within ten days after demand and presentation by Landlord of written evidence of the increase.

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COMMERCIAL LEASE AGREEMENT - Page 4
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5.03. LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a commercial general liability policy of insurance, at Tenant's expense, insuring Landlord against liability arising out of the ownership, use, occupancy, or maintenance of the Demised Premises. The initial amounts of the insurance must be at least $1,000,000 for Each Occurrence, $2,000,000 General Aggregate per policy year, $100,000 Property Damage for the Demised Premises, and $10,000 Medical Expense; plus a $5,000,000 commercial general liability umbrella; and shall be subject to periodic increases based upon economic factors as Landlord may determine, in Landlord's discretion, exercised in good faith. However, the amounts of the insurance shall not limit Tenant's liability nor relieve Tenant of any obligation under this Lease. The policies must contain cross-liability endorsements, if applicable, and must insure Tenant's performance of the indemnity provisions of Section 5.04. The policies must contain a provision which prohibits cancellation or modification of the policy except upon thirty
(30) day's prior written notice to Landlord. Tenant may discharge Tenant's obligations under this Section by naming Landlord as an additional insured under a comprehensive policy of commercial general liability insurance maintained by Tenant and containing the coverage and provisions described in this Section. Tenant shall deliver a copy of the policy or certificate (or a renewal) to Landlord prior to the Commencement Date and prior to the expiration of the policy during the Lease Term. If Tenant fails to maintain the policy, Landlord may elect to maintain the insurance at Tenant's expense. Tenant may, at Tenant's expense, maintain other liability insurance as Tenant deems necessary. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will provide excess coverage over Tenant's policy.

5.04. INDEMNITY. Landlord shall not be liable to Tenant or to Tenant's employees, agents, invitees or visitors, or to any other person, for any injury to persons or damage to property on or about the Demised Premises or any adjacent area owned by Landlord caused by the negligence or misconduct of Tenant, Tenant's employees, subtenants, agents, licensees or concessionaires or any other person entering the Demised Premises under express or implied invitation of Tenant, or arising out of the use of the Demised Premises by Tenant and the conduct of Tenant's business, or arising out of any breach or default by Tenant in the performance of Tenant's obligations under this Lease; and Tenant hereby agrees to indemnify and hold Landlord harmless from any loss, expense or claims arising out of such damage or injury. Tenant shall not be liable for any injury or damage caused solely by the gross negligence or intentional misconduct of Landlord, or Landlord's employees or agents, and Landlord agrees to indemnify and hold Tenant harmless from any loss, expense or damage arising out of such damage or injury. Tenant also agrees to indemnify and hold harmless Landlord from any loss, expense, or claims arising out of Tenant's failure to perform its obligations under this Lease. Tenant's indemnification obligations under this Section shall apply even though the indemnified loss or damage has been caused or is alleged to have been caused by the negligence or fault of Landlord or its agents (other than a loss solely caused by or arising from the gross negligence or intentional misconduct of Landlord or its agents), and/or is based upon or is alleged to be based upon the strict liability of Landlord or its agents. This indemnity is intended to indemnify Landlord and its agents against the consequences of their own negligence when Landlord or its agents are jointly, comparatively, contributively or concurrently negligent with Tenant. This indemnity provision shall survive termination or expiration of this Lease. If any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefore, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

5.05. WAIVER OF SUBROGATION. Each party to this Lease waives any and every claim which arises or may arise in its favor against the other party during the term of this Lease or any renewal or extension of this Lease for any and all loss of or damage to, any of its property located within or upon, or constituting a part of the Demised Premises, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under such insurance policies. These mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss of, or damage to, property of the parties. Inasmuch as these mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company (or any other person), each party hereby agrees to give immediately to each insurance company (which has issued to such party policies of fire and extended coverage insurance) written notice of the terms of such mutual waivers, and to cause such policies to be properly endorsed to prevent the invalidation of the insurance coverage by reason of these waivers.

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COMMERCIAL LEASE AGREEMENT - Page 5
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ARTICLE SIX: USE OF DEMISED PREMISES

6.01. PERMITTED USE. Tenant may use the Demised Premises only for the Permitted Use stated in Section 1.08. The parties to this Lease acknowledge that the current use of the Demised Premises or the improvements located on the Demised Premises, or both, may or may not conform to the city zoning ordinance with respect to the permitted use, height, setback requirements, minimum parking requirements, coverage ratio of improvements to total area of land, and other manners which may have a significant economic impact upon the Tenant's intended use of the Demised Premises. Tenant acknowledges that Tenant has or will independently investigate and verify to Tenant's satisfaction the extent of any limitations or non-conforming uses of the Demised Premises. Tenant further acknowledges that Tenant is not relying upon any warranties or representations of Landlord or the Brokers who are participating in the negotiation of this Lease concerning the Permitted Use of the Demised Premises, or with respect to any uses of the improvements located on the Demised Premises.

6.02. COMPLIANCE WITH LAW. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Demised Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances and other activities in or upon, or connected with the Demised Premises, all at Tenant's sole expense, including any expense or cost resulting from the construction or installation of fixtures and improvements or other accommodations for handicapped or disabled persons required for compliance with governmental laws and regulations, including but not limited to the Texas Architectural Barriers Act (Article 9102 and any successor statute) and the Americans with Disabilities Act (the "ADA"). To the extent any alterations to the Demised Premises are required by the ADA or other applicable laws or regulations. Tenant shall bear the expense of the alterations.

6.03. CERTIFICATE OF OCCUPANCY. Tenant at Tenant's sole cost and expense, shall obtain a certificate of Occupancy from the municipality in which the Property is located prior to occupancy of the Demised Premise.

6.04. SIGNS. Without the prior written consent of Landlord, Tenant may not place any signs, ornaments or other objects upon the Demised Premises or on the Property, including but not limited to the roof or exterior of the building or other improvements on the Property or paint or otherwise decorate or deface the exterior of the building. Any signs installed by Tenant must conform with applicable laws, deed restrictions on the Property, and other applicable requirements. Tenant must remove all signs, decorations and ornaments at the expiration or termination of this Lease and must repair any damage and close any holes caused by the removal and restore the exterior to its original condition.

6.05. UTILITY SERVICES. Tenant shall pay the cost of all utility services, including but not limited to initial connection charges, all charges for gas, water, sewerage, storm water disposal, communications and electricity used on the Demised Premises, and for replacing all electric lights, lamps and tubes. In the event Landlord leases or uses remaining portion of space (See Exhibit A), Landlord will not be obligated to split utilities. Tenant agrees to leave all utilities on Tenant's individual meters and agrees to provide utilities at a reasonable charge.

6.06. LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to, during normal business hours and upon reasonable advance notice, and without unreasonably interfering with Tenant's business, enter the Demised Premises: (a) to inspect the general condition and state of repair of the Demised Premises,
(b) to make repairs required or permitted under this Lease, (c) to show the Demised Premises or the Property to any prospective tenant or purchaser, and (d) for any other reasonable purpose. If Tenant changes the locks on the Demised Premises, Tenant must provide Landlord with a copy of each separate key. During the final one hundred fifty (150) days of the Lease Term, Landlord and Landlord's agents may erect and maintain on or about the Demised Premises signs advertising the Demised Premises for lease or for sale. For purposes of this
Section 6.06, advance notice of 24 hours or more shall be deemed `reasonable advance notice,' and advance notice of less than 24 hours shall depend on specific circumstances.

6.07. POSSESSION. If Tenant pays the rent, properly maintains the Demised Premises, and complies with all other terms of this Lease, Tenant may occupy and enjoy the Demised Premises for the full Lease Term, subject to the provisions of this Lease.

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COMMERCIAL LEASE AGREEMENT - Page 6
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6.08. EXEMPTIONS FROM LIABILITY. Landlord shall not be liable for any damage or injury to the persons, business (or any loss of income), goods, inventory, furnishings, fixtures, equipment, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Demised Premises, whether the damage or injury is caused by or results from; (a) fire, steam, electricity, water, gas or wind, or any acts of God; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause;
(c) conditions arising on or about the Demised Premises or upon other portions of any building of which the Demised Premises is a part or from other sources or places; or (d) any act or omission of any other tenant of any building on the Property. Landlord shall not be liable for any damage or injury even though the cause of or the means of repairing the damage or injury are not accessible to Tenant.

6.09. PARKING. Tenant will be entitled to use, in common with others and on an unreserved basis, the parking areas serving the building where the Demised Premises are located during the term of the Lease subject to the Rules and Regulations set forth in Addendum G. Neither Landlord nor any agent or operator of the parking areas will be liable for loss or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the parking areas, resulting from fire, theft, vandalism, accident, conduct of other users of the parking areas and other persons, or any casualty or cause. Further, Tenant understands and agrees that: (a) Landlord will not be obligated to provide any traffic control, security protection, or operator for the parking areas; (b) Tenant uses the parking areas at its own risk; and (c) Landlord will not be liable for personal injury or death, or theft, loss of damage to property. Tenant waives and releases Landlord from any and all liability arising out of the use of parking areas by Tenant, its employees, agents, invitees, and visitors, whether brought by any such persons or any other person. THE FOREGOING INDEMNITY AND RELEASE SHALL APPLY EVEN IF THE SUBJECT LOSS OR DAMAGE IS CAUSED BY THE SOLE OR CONCURRENT NEGLIGENCE OF LANDLORD, BUT NOT MATTERS CAUSED BY THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF LANDLORD. Tenant's right to use the parking areas will be in common with other tenants and with other parties permitted by Landlord to use the parking areas. Landlord reserves the right to assign and reassign from time to time, particular parking spaces for use by persons selected by Landlord, provided that Tenant's rights under the Lease are preserved. Landlord will not be liable to Tenant for any unavailability of Tenant's designated spaces, if any, nor will any unavailability entitle Tenant to any refund, deduction or allowance. Tenant will not park in any numbered spaces or any spaces designated as: RESERVED, HANDICAPPED, VISITORS ONLY, or LIMITED TIME PARKING (or similar designation).

ARTICLE SEVEN: PROPERTY CONDITION, MAINTENANCE, REPAIRS AND ALTERATIONS

7.01. PROPERTY CONDITION. Except as expressly provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any warranty or representation of any kind, either express or implied, as to the condition of the Demised Premises or the suitability of the Demised Premises, for Tenant's intended use. LANDLORD EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE DEMISED PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE AND TENNANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT ON THE CONDITION OF THE DEMISED PREMISES.

7.02. ACCEPTANCE OF DEMISED PREMISES. Tenant acknowledges that: (a) a full and complete inspection of the Demised Premises and adjacent areas has been made by Tenant, and (b) as a result of such inspection, Tenant has taken possession of the Demised Premises and accepts the Premises in its "AS IS" condition.

7.03. MAINTENANCE AND REPAIR. Except as otherwise provided in this Lease, Landlord shall be under no obligation to perform any repair, maintenance or management service in the Demised Premises or adjacent common areas. Tenant shall be fully responsible, as its expense, for all repair, maintenance and management services other than those which are expressly assumed by Landlord.

      A. LANDLORD'S SERVICES.

      (1) Subject to the provisions of Article Eight (Damage or Destruction) and Article Nine (Condemnation) and except for damage caused by any act or omission of Tenant, Landlord shall keep the roof, foundation, structural components and the structural portions of exterior walls of the Demised Premises in good order, condition and

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repair. Landlord shall not be obligated to maintain or repair windows, doors, overhead doors, plate glass or the surfaces of walls. In addition, Landlord shall not be obligated to make any repairs under this Section until a reasonable time after receipt of written notice from Tenant of the need for repairs. If any repairs are required to be made by Landlord, Tenant shall, at Tennant's sole cost and expense, promptly remove Tenant's furnishings, fixtures, inventory, equipment and other property, to the extent required to enable Landlord to make repairs. Landlord's liability under this Section shall be limited to the cost of those repairs or corrections. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Demised Premises at Landlord's expense or to terminate the Lease because of the condition. Tenant shall not be entitled to terminate the Lease or abate the payments due under the Lease due to loss or interruption in Tenant's business, and Tenant waives the benefit of any present or future law which might give Tenant such rights in the event of a loss or interruption in Tenant's business.

      (2) All repair, maintenance, management and other services to be performed by Landlord or Landlord's agents involve the exercise of professional judgment by service providers, and Tenant expressly waives any claims for breach of warranty arising from the performance of those services.
      (3) All costs under this section 7.03 A (1) and (2) shall be an operating expense pursuant to Addendum A.

      B. TENANT'S OBLIGATION.

      (1) Subject to the provisions of Section 7.01, Section 7.03.A. Article Eight (Damage or Destruction) and Article Nine (Condemnation), Tenant shall, at all times, keep all other portions of the Demised Premises in good order, condition and repair, ordinary wear and tear excepted, including but not limited to maintenance, repairs and all necessary replacements of the windows, plate glass, doors, overhead doors, heating system, ventilating equipment, air conditioning equipment, electrical and lighting systems, fire protection sprinkler system, dock levelers, elevators, interior and exterior plumbing, the interior of the Demised Premises in general, pest control and extermination. In addition, Tenant shall, at Tenant's expense, repair any damage to any portion of the Property, including the roof, skylights, foundation, or structural components and exterior walls of the Demised premises, caused by Tenant's acts or omissions. If Tenant fails to maintain and repair the Property as required by this Section, Landlord may, on ten (10) days' prior written notice, enter the Demised Premises and perform the maintenance or repair on behalf of Tenant, except that no notice is required in case of emergency, and Tenant shall reimburse Landlord immediately upon demand for all costs incurred in performing the maintenance or repair, plus a reasonable service charge.

      (2) HVAC SERVICE. Tenant shall, at Tenant's own cost and expense, enter into a regularly scheduled preventative maintenance and service contract for all refrigeration, heating, ventilating, and air conditioning systems and equipment within the Demised Premises during the Lease Term. If Tenant fails to enter into such a service contract acceptable to Landlord, Landlord may do so on Tenant's behalf and Tenant agrees to pay Landlord the cost and expense thereof, plus a reasonable service charge, regularly upon demand. Tenant shall provide Landlord with a copy of any service contract relating to systems or equipment on the Demised Premises, and Tenant shall promptly, after maintenance or repair work is performed, provide Landlord of documentary evidence of any and all actual maintenance and/or repair work performed on systems or equipment on the Demised Premises.

7.04. ALTERATIONS, ADDITIONS AND IMPROVEMENTS. Tenant shall not create any openings in the roof or exterior walls, or make any alterations, additions or improvements to the Demised Premises without the prior written consent of Landlord. Consent for non-structural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant may erect or install trade fixtures, shelves, bins, machinery, heating, ventilating and air conditioning equipment and, provided that Tenant complies with all applicable governmental laws, ordinances, codes, and regulations. At the expiration or termination of this Lease, Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the Demised Premises and shall not permit any mechanic's or materialman's lien to be filed against the Demised Premises or the Property. Tenant shall deliver to Landlord proof of payment reasonably satisfactory to Landlord of all costs incurred or arising out of any alterations, additions or improvements and waives of Mechanic's and Materialman's Liens.

7.05. CONDITION UPON TERMINATION. Upon the expiration or termination of this Lease, Tenant shall surrender the Demised Premises to Landlord broom clean and in the same condition as received, except for ordinary wear and tear which Tenant is not otherwise obligated to remedy under any provision of this Lease. Tenant shall not be obligated to repair any damage which is stated in Article Eight (Damage or Destruction). In addition, Landlord may

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require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration or termination of this Lease and to restore the Demised Premises to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or termination of this Lease. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: (i) electrical wiring or power panels;
(ii) lighting or lighting fixtures; (iii) wall coverings, drapes, blinds or other window coverings; (iv) carpets or other floor coverings; (v) heating, ventilating, or air conditioning equipment; (vi) fencing or security gates; or
(vii) any other fixtures, equipment or item which, if removed, would affect the operation of the appearance of the Property. Tenant shall, at the time of removal of the items, repair in a good and workmanlike manner any damage caused by installation or removal.

ARTICLE EIGHT: DAMAGE OR DESTRUCTION

8.01. NOTICE. If any buildings or other improvements situated on the Property are damaged or destroyed by fire, flood, windstorm, tornado or other casualty, Tenant shall immediately give written notice or the damage of destruction to Landlord.

8.02. PARTIAL DAMAGE. If the building or other improvements situated on the Demised Premises are damaged by fire, tornado, or other casualty but not to such an extent that rebuilding or repairs cannot reasonably be completed within one hundred eighty (180) days from the date Landlord receives written notification by Tenant of the occurrence of the damage, this Lease shall not terminate, but Landlord shall proceed with reasonable diligence to rebuild or repair the building and other improvements on the Demised Premises (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Demised Premises) to substantially the condition in which they existed prior to the damage. If the casualty occurs during the final eighteen (18) months of the Lease Term, Landlord shall not be required to rebuild or repair the damage unless Tenant exercises Tenant's renewal option (if any) within fifteen (15) days after the date of receipt by Landlord of the notification of the occurrence of the damage. If Tenant does not exercise its renewal option, or if there is no renewal option contained in this Lease, Landlord may, at Landlord's option, terminate this Lease by promptly delivering a written termination notice to Tenant, in which event the Rent shall be abated for the unexpired portion of the Lease Term, effective from the date of receipt by Landlord of the written notification of the damage. To the extent the Demised Premises cannot be occupied (in whole or in part) following the casualty, the Rent payable under this Lease during the period in which the Demised Premises cannot be fully occupied shall be adjusted equitably.

8.03. SUBSTANTIAL OR TOTAL DESTRUCTION. If the building or other improvements situated on the Demised Premises are substantially or totally destroyed by fire, tornado, or other casualty, or so damaged that rebuilding or repairs cannot reasonably be completed within one hundred eighty (180) days from the date Landlord receives written notification by Tenant of the occurrence of the damage, either Landlord or Tenant may terminate this Lease by promptly delivering a written termination notice to the other party, in which event the monthly installments of Rent shall be abated for the unexpired portion of the Lease Term, effective from the date of the damage or destruction. If neither party promptly terminates this Lease, Landlord shall proceed with reasonable diligence to rebuild and repair the building and other improvements (except that Tenant shall rebuild and repair Tenant's fixtures and improvements in the Demised Premises). To the extent the Demised Premises cannot be occupied (in whole or in part) following the casualty, the Rent payable under this Lease during the period in which the Demised Premises cannot be fully occupied shall be adjusted equitably.

ARTICLE NINE: CONDEMNATION

If, during the Lease Term or any extension thereof, all or a substantial part of the Demised Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain, or are conveyed to the condemning authority under threat of condemnation, this Lease shall terminate and the monthly installations of Rent shall be abated during the unexpired portion of the Lease Term, effective from the date of the taking. If less than a substantial part of the Demised Premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or is conveyed to the condemning authority under threat of condemnation, Landlord, at its option, may by written notice terminate this Lease. If

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Landlord does not terminate this Lease, Landlord shall promptly, at Landlord's expense, restore and reconstruct the buildings and improvements (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Demised Premises) situated on the Demised Premises in order to make the same reasonably tenantable and suitable for the use for which the Demised Premises is leased as defined in Section 6.01. The monthly installments of Rent payable under this Lease during the unexpired portion of the Lease Term shall be adjusted equitably. If any taking of all or any part of the Demised Premises occurs, then Landlord shall be entitled to receive the entire award or other compensation for the taking of the subject real property and improvements; however, Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemner for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have. The termination of this Lease shall not affect the rights of the parties to such awards.

ARTICLE TEN: ASSIGNMENT AND SUBLETTING

Tenant shall not, without the prior written consent of Landlord, assign this Lease or sublet the Demised Premises or any portion thereof. Such consent will not be unreasonably upheld. Any assignment or subletting shall be expressly subject to all terms and provisions of this Lease, including the provisions of
Section 6.01 pertaining to the use of the Demised Premises. In the event of any assignment or subletting, Tenant shall remain fully liable for the full performance of all Tenant's obligations under this Lease. Tenant shall not assign its rights under this Lease or sublet the Demised Premises without first obtaining a written agreement from the assignee or sublessee whereby the assignee or sublessee agrees to assume the obligations of Tenant under this Lease and to be bound by the terms of this Lease. If an event of default occurs while the Demised Premises is assigned or sublet. Landlord may, at Landlord's option. In addition to any other remedies provided in this Lease or by law, collect directly from the assignee or subtenant all rents becoming due under the terms of the assignment or subletting and apply the rent against any sums due to Landlord under this Lease. No direct collection by Landlord from any assignee or subtenant will release Tenant from Tenant's obligations under this Lease. In the event the rent or other sums collected in connection with a sublease by Tenant from a subtenant is in excess of the rent and other sums owed by Tenant to Landlord under this Lease for the sublease period, then the excess shall be shared equally on a 50%-50% basis between Tenant and Landlord, and Tenant shall promptly submit to Landlord fifty percent of any such excess payments. Tenant shall be responsible for Landlord's legal fees in connection with the review and consideration of any proposed assignment or subletting arrangement and shall deposit with Landlord any retainer that may be required in connection with such legal fees.

ARTICLE ELEVEN: DEFAULT AND REMEDIES

11.01. DEFAULT. Each of the following events is an event of default under this
Lease:

A. Failure of Tenant to pay any installment of the Rent or other sum payable to Landlord under this Lease on the date that it is due and the continuance of that failure for a period of five (5) days after Landlord delivers written notice of the failure to Tenant: however, an event of default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant written notice under this Section 11.01A on more than one occasion during the twelve month interval preceding such failure by Tenant. This clause shall not be construed to permit or allow a delay in paying Rent beyond the due date and shall not affect Landlord's right to impose a Late Charge as permitted at
Section 3.03.

B. Failure of Tenant to comply with any term, condition or covenant of this Lease, other than the payment of Rent or other sum of money, and the continuance of that failure for a period of thirty (30) days after Landlord delivers written notice of the failure to Tenant;

C. Failure of Tenant or any guarantor of Tenant's obligations under this Lease to pay its debts as they become due or an admission in writing of inability to pay its debts, or the making of a general assignment for the benefit of creditors;

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D. The commencement by Tenant or any guarantor of Tenant's obligations under this Lease of any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property;

E. The commencement of any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations under this Lease seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and Tenant or any guarantor: (i) fails to obtain a dismissal of such case, proceeding, or other action within sixty (60) days of its commencement; or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter; or (iii) is the subject of an order of relief which is not fully stayed within seven (7) business days after the entry thereof, and

F. Vacancy or abandonment by Tenant of any substantial portion of the Demised Premises or cessation of the use of the Demised Premises for the purpose leased.

11.02 (I). LANDLORD'S REMEDIES. Upon the occurrence of any of the events of default listed in Section 11.01, Landlord shall have the option to pursue any one or more the following remedies without any prior notice or demand.

A. Terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord. If Tenant fails to so surrender the Demised Premises, Landlord may, without prejudice to any other remedy which it may have for possession of the Demised Premises or Rent in arrears, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, by force if necessary, without being liable for prosecution including trespass or any claim for damages. Tenant shall pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of the termination, whether through inability to re-let the Demised Premises on satisfactory terms or otherwise.

B. Enter upon and take possession of the Demised Premises, by force if necessary, without terminating this Lease and without being liable for prosecution including trespass or for any claim for damages, and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, Landlord may re-let the Demised Premises and receive the rent therefore. Tenant agrees to pay to Landlord monthly or on demand for time to time any deficiency that may arise by reason of any such re-letting. In determining the amount of the deficiency, the professional service fees, attorney's fees, court costs, remodeling expenses and other costs of re-letting shall be subtracted from the amount of rent received under the re-letting.

C. Enter upon the Demised Premises, by force if necessary, without terminating this Lease and without being liable for prosecution including trespass or for any claim for damages, and do whatever Tenant is obligated to do under the terms of his Lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, together with interest thereon at the rate of twelve percent (12%) per annum from the date expended until paid. Landlord shall nor be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.

D. Accelerate and declare the Rent for the entire Lease Term, and all other amounts due under this Lease, at once due and payable, and proceed by attachment, suit or otherwise, to collect all amounts in the same manner as if all such amounts due or to become due during the entire Lease Term were payable in advance by the terms of this Lease, and neither the enforcement or collection by Landlord of such amounts nor the payment by Tenant of such amounts shall constitute a waiver by Landlord of any breach, existing or in the future, of any of the terms or provisions of this Lease by Tenant or a waiver of any rights or remedies which the Landlord may have with respect to any such breach.

E. In addition to the foregoing remedies, landlord shall have the right to change or modify the locks on the Demised Premises in the event Tenant fails to pay the monthly installment of Rent when due. Landlord shall not be obligated to provide another key to Tenant allow Tenant to regain entry to the Demises Premises unless and until Tenant pays Landlord all Rent which is delinquent. Tenant agrees that Landlord shall not be liable for any damages

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resulting to the Tenant from the lockout. At such time that Landlord changes or modifies the lock, Landlord shall post a "Notice of Change of Locks" on the front of the Demised Premises. Such Notice shall suite that:

      (1) Tenant's monthly installment of Rent is delinquent, and therefore, under authority of Section 11.02.E of Tenant's Lease, the Landlord has exercised it's contractual right to change or modify Tenant's door locks;

      (2) The Notice has been posted on the Tenant's front door by a representative of Landlord and Tenant should make arrangements with the representative to pay the delinquent installments of Rent when Tenant picks up the key; and

      (3) The failure of Tenant to comply with the provisions of the Lease and the Notice and/or tampering with or changing the door lock(s) by Tenant may subject Tenant to legal liability.

F. No re-entry or taking possession of the Demised Premises by Landlord shall be construed as an election to terminate this Lease, unless a written notice of that intention is given to Tenant. Notwithstanding any such re-letting or re-entry or taking possession, Landlord may, at any time thereafter, elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit for of any other remedies provided by law, nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any monthly installment of Rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease. Failure of Landlord to declare any default immediately upon its occurrence, or failure to enforce one or more of Landlord's remedies, or forbearance by Landlord to enforce one or more of Landlord's remedies upon an event of default shall not be deemed or construed to constitute a waiver of default or waiver of any violation or breach of the terms of this Lease. Pursuit of any one of the above remedies shall not preclude pursuit by Landlord of any of the other remedies provided in this Lease. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any re-letting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. If Landlord terminates this Lease at any time for any default, in addition to other Landlords remedies, Landlord may recover from Tenant all damages Landlord may incur by reason of the default, including the cost of recovering the Demised premises and the Rent then remaining unpaid.

G. Any suit or suits for the recovery of the amounts and damages set forth in this Lease may be brought by Landlord, from time to time, at Landlord's election, and nothing in this Lease will be deemed to require Landlord to await the date upon which this Lease or the Term would have expired had there occurred no event of default. Each right and remedy provided for in this Lease is cumulative and is in addition to every other right or remedy provided for in this Lease or now or after the Lease Date existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or after the Lease Date existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees from the data any such matter is turned over to any attorney, whether or not one or more actions are commenced by Landlord, will also be recoverable by Landlord from Tenant.

11.02 (II) CUMULATIVE REMEDIES. Any suit or suits for the recovery of the amounts and damages set forth in this lease may be brought by Landlord, from time to time, at Landlord's election and nothing in this Lease will be deemed to require Landlord to await the date upon which this Lease or the Term would have expired had there occurred no event of default. Each right and remedy provided for in this Lease is cumulative and is in addition to every other right or remedy provided for in this Lease or now or after the Lease Date existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in the Lease or now or after the Lease Date existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees from the date any such matter is aimed over to any attorney, whether or not one or more actions are commenced by Landlord, will also be recoverable by Landlord from Tenant.

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11.03. NOTICE OF DEFAULT. Tenant shall give written notice of any failure by
Landlord to perform any of Landlord's obligations under this Lease to Landlord. Subject to Articles eight and nine, Landlord shall not be in default under this Lease unless Landlord fails to cure the nonperformance within thirty (30) days after receipt of Tenant's notice. However, if the nonperformance reasonably requires more than thirty (30) days to cure. Landlord shall not be in default if the cure is commenced, within the 30-day period and is thereafter diligently pursued to completion.

11.04. LIMITATION OF LANDLORD'S LIABILITY. As used in this Lease, the term, "Landlord" means only the current owner or owners of the fee title to the Demised Premises at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease accruing on or after the date of transfer, and Tenant agrees to recognize the transferee as Landlord under this Lease. However, each Landlord shall deliver to its transferee the security Deposit or any remaining portion of it held by Landlord if such Security Deposit has not then been applied under the terms of this lease. The liability of Landlord, if any to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential damages and shall be recoverable only from the interest of landlord's general partner in the real property and improvements where the Demised Premises are located and Landlord (including limited partner) shall not be personally liable for any deficiency.

ARTICLE TWELVE: LANDLORD'S CONTRACTUAL LIEN

In addition to the statutory landlord's lien. Tenant hereby grants to landlord a security interest to secure payment of all Rent and other sums of money becoming due under this Lease from Tenant upon all inventory, goods, wares, equipment, fixtures, furniture and all other personal property of Tenant situated in or upon the Demised Premises, together with the proceeds from the sale or lease thereof. Tenant may not remove such property without the consent of Landlord until all Rent in arrears and other sums of money then due to landlord under this Lease have first been paid and discharged. Upon the occurrence of an event of default, Landlord may, in addition to any other remedies provided in this Lease or by law, enter upon the Demised Premises and take possession of any and all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated on the Demised Premises without liability for trespass or conversion, and sell the property at public or private sale, with or without having the property at the sale, after giving Tenant reasonable notice of the time and place of any such sale. Unless otherwise required by law, notice to Tenant of the sale shall be deemed sufficient if given in the manner prescribed in this Lease at least ten (10) days before the time of the sale. Any public sale made under this Article shall be deemed to have been conducted in a commercially reasonable manner if held on the Demised Premises or where the property is located, after the time, place and method of sale and a general description of the types of property to be sold have been advertised at a daily newspaper published in the county where the Demised Premises is located for five
(5) consecutive days before the date of the sale. Landlord or its assigns may purchase at a public sale and, unless prohibited by law, at a private sale. The proceeds from any disposition dealt with in this Article, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted herein. Any surplus shall be paid to Tenant or as otherwise required by law, and Tenant shall promptly pay any deficiencies at the time of executing this lease and upon request by Landlord. Tenant agrees to execute and deliver to Landlord a Financing Statement in a form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Business and Commerce Code in force in the State of Texas. The statutory lien for rent is expressly reserved; the security interest herein granted is in addition and supplementary thereto. Provided Tenant is not in default under any of the terms of this Lease, upon written request by Tenant Landlord shall deliver a written subordination of Landlord's statutory and contractual liens to any liens and security interests securing any institutional third party financing of Tenant. Landlord shall not unreasonably withhold or delay the delivery of Landlord's written subordination.

ARTICLE THIRTEEN: PROTECTION OF LENDERS

13.01. SUBORDINATION AND ATTORNMENT. Landlord shall have the right to subordinate this Lease to any future ground Lease, deed of trust or mortgage encumbering the Demised Premises, and advances made on the security thereof and any renewals, modifications, consolidation, replacements or extensions thereof, whenever made or

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recorded. Landlord's right to obtain such a subordination is subject to
Landlord's providing Tenant with a written Subordination, Non-disturbance and Attornment Agreement from the ground lessor, beneficiary or mortgagee wherein Tenant's right to peaceable possession of the Demised Premises during the Lease Term shall not be disturbed if Tenant pays the Rent and performs all of Tenant's obligations under this Lease and is not otherwise in default, in which case Tenant shall attorn to the transferee of or successor to Landlord's interest in the Demised Premises and recognize the transferee or successor as Landlord under this Lease. If any ground lessor, beneficiary or mortgagee elects to have this Lease superior to the lien of its ground lease, deed of trust or mortgage and gives Tenant written notice thereof; this lease shall be deemed superior to the ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of the ground lease, deed of trust or mortgage or the date of recording thereof. Tenant's right under this Lease, unless specifically modified at the time this Lease is executed, are subordinated to any existing ground lease, deed of trust or mortgage encumbering the Demised Premises.

13.02. Signing of Documents. Tenant shall sign and deliver any instruments or documents necessary or appropriate to evidence any attornment or subordination or any agreement to attorn or subordinate. If Tenant fails to do so within ten
(10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver the attornment or subordination document or agreement.

13.03. ESTOPPEL CERTIFICATES.

A. Upon Landlord's written request, Tenant shall execute and deliver to Landlord a written statement certifying: (1) whether Tenant is an assignee or subtenant;
(2) the expiration date of the Lease; (3) the number of renewal options under the lease and the total period of time covered by the renewal option(s); (4) that none of the terms or provisions of the Lease have been changed since the original execution of the Lease, except as shown on attached amendments or modification; (5) that no default by Landlord exists under the terms of the Lease (or if Landlord is claimed to be in default, stating why); (6) that the Tenant has no claim against the landlord under the Lease and has no defense or right of offset against collection of rent or other charges accruing under the Lease; (7) the amount and date of last payment of Rent; (8) the amount of any security deposits and other deposits, if any; and (9) the identity and address of any guarantor of the lease. Tenant shall deliver the statement to Landlord within five (5) days after Landlord's request. Landlord may forward any such statement to any prospective purchaser, lender of the Demised Premises or any other party that Landlord deems appropriate. The purchaser or lender or other party may rely conclusively upon the statement as true and correct.

B. If Tenant does not deliver the written statement to Landlord within the five
(5) day period, Landlord, and any prospective purchaser or lender, may conclusively presume and rely upon the following facts; (1) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (2) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (3) that not more than one monthly installment of Base Rent and other charges have been paid in advance; (4) there are no claims against Landlord nor any defenses or rights of offset against collection of Rent or other charges; and (5) that Landlord is not in default under this Lease. In such event, Tenant shall be estopped from denying the truth of the presumed facts.

13.04. TENANT'S FINANCIAL CONDITION. Within thirty (30) days from the end of each physical year of tenant and within ten (10) days after written request from Landlord. Tenant shall deliver to Landlord financial statements as are reasonably required by Landlord to verify the net worth of Tenant, or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by the lender to facilitate the financing or refinancing of the Demised Premises. Tenant represents and warrants to Landlord that each financial statement is a true, complete, and accurate statement as of the date of the statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease.

ARTICLE FOURTEEN: ENVIRONMENTAL REPRESENTATIONS AND INDEMNITY

14.01. TENANT'S COMPLIANCE WITH ENVIRONMENTAL LAWS. Tenant, at Tenant's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of Federal, State, county and municipal authorities pertaining to Tenant's use of the Property and with the recorded covenants, conditions and restrictions, regardless of when they become effective, including, without limitation, all applicable Federal, State and local laws,

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regulations or ordinances pertaining to air and water quality, Hazardous
Materials (as defined in Section 14.05), waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and with any direction of any public officer or officers, pursuant to law, which impose any duty upon Landlord or Tenant with respect to the use or occupancy of the Property.

14.02. TENANT'S INDEMNIFICATION. Tenant shall not cause or permit any Hazardous Materials to be brought upon, kept or used in or about the Property by Tenant, its agents, employees, contractors or invitees without the prior written consent of Landlord. If Tenant breaches the obligations stated in the preceding Section or sentence, or if the presence of Hazardous Materials on the Property caused or permitted by Tenant results in contamination of the Property or any other property, or if contamination of the Property or any other property by Hazardous Materials otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Property, damages for loss or restriction on use of rentable or unusable space or of any amenity or appurtenance of the Property, damages arising from any adverse impact on marketing of building space or land area, sums paid in settlement of claims, reasonable attorneys' fees, court costs, consultant fees and expert fees) which arise during or after the Lease Term as a result of the contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial work, removal or restoration work required by any Federal, State or local government agency because of Hazardous Materials present in the soil or ground water on or under the Property. Without limiting the foregoing, if the presence of any Hazardous Materials on the Property (or any other property) caused or permitted by Tenant results in any contamination of the Property. Tenant shall promptly take all actions at Tenant's sole expense as are necessary to return the Property to the condition existing prior to the introduction of any such Hazardous Materials, provided that Landlord's approval of such actions is first obtained. The foregoing indemnity shall survive the expiration or termination of this Lease.

14.03. LANDLORD'S REPRESENTATIONS AND WARRANTIES. Landlord herewith is providing to Tenant a copy of environmental reports referred to as (1) Phase I Environmental Site Assessment, dated July 25, 1991, prepared by ATEC, Report #19337; (2) Results of Limited Asbestos Survey, dated August 13, 1997, prepared by Veritech, Project #97-10-049 (the "Environmental Reports"), for Tenant's independent review and evaluation. To the best of Landlord's actual knowledge, other than the Environmental Reports, there are no other reports relating to the Demised Premises and Property and Environmental issues. To the best of Landlord's actual knowledge, except as reflected in the Environmental Reports, there have been no notices, claims, liabilities or losses relating to or arising from Hazardous Materials present or alleged to be present in, on, or around the Demised Premises or Property or otherwise relating to environmental issues. Except for the limited representations and warranties in this Section 14.03, Landlord makes no representations or warranties whatsoever with respect to environmental matters.

14.04. LANDLORD'S INDEMNIFICATION. Landlord hereby indemnifies, defends and holds Tenant harmless from any claims, judgments, damages, penalties, fines, costs, liabilities, (including sums paid in settlements of claims) or loss, including, without limitation, attorneys' fees, court costs, consultant fees, and expert fees, which arise during or after the term of this Lease from or in connection with the presence or suspected presence of Hazardous Materials in the soil or groundwater on or under the Property, if the Hazardous Materials were brought on or caused to be brought on the Property by Landlord or the Hazardous Materials are present due solely to the Landlord's gross negligence or intentional misconduct. Without limiting the generality of the foregoing, the indemnification provided by this Section 14.04 shall specifically cover costs incurred in connection with any investigation of site conditions or any clean-up, remedial work, removal or restoration work required by any Federal, State or local governmental authority.

14.05. DEFINITION. For purposes of this Lease, the term "Hazardous Materials" means any one or more pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, solvent or oil as defined in or pursuant to the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Federal Clean Water Act, as amended, or any other Federal, State or local environmental law, regulation, ordinate, or rule, whether existing as of the date of this Lease or subsequently enacted.

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14.06. SURVIVAL. The representations and indemnities contained in this Article
14 shall survive the expiration or termination of this Lease.

ARTICLE FIFTEEN:  MISCELLANEOUS

15.01. FORCE MAJEURE. It performance by Landlord of any term, condition or covenant in this Lease is delayed or prevented by any Act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood, or any other cause not within the control of Landlord, the period for performance of the term, condition or covenant shall be extended for a period equal to the period Landlord is so delayed or prevented.

15.02. INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Tenant shall be responsible for the conduct acts and omissions of Tenant's agents, employees, customers, contractors, invitees, agents, successors or others using the Demised Premises with Tenant's expressed or implied permission. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular, and the masculine, feminine and neuter genders shall each include the other.

15.03. WAIVERS. All waivers to provisions of this Lease must be in writing and signed by the waiving party. Landlord's delay or failure to enforce any provisions of this Lease or its acceptance of late installments of Rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate, cash, or endorse the check without being bound to the conditions of any such statement.

15.04. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease is invalid or unenforceable shall not cancel or invalidate the remainder of that provision or this Lease, which shall remain in full force and effect.

15.05. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally and personally liable for all obligations of Tenant.

15.06. AMENDMENTS OR MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Demised Premises and no other agreements are effective unless made apart of this Lease. All amendments to this Lease must be in writing and signed by all parties. Any other attempted amendment shall be void.

15.07. NOTICES. All notices and other communications required or permitted under this Lease must be in writing and shall be deemed delivered, whether actually received or not, on the earlier of (i) actual receipt if delivered in person or by messenger with evidence of delivery; or (ii) receipt of an electronic facsimile transmission ("Fax") with confirmation of delivery; or (iii) upon deposit in the United States Mail as required below. Notices may be transmitted by Fax to the Fax telephone numbers specified in Article One on the first page of this Lease, if any, Notices delivered by mail must be deposited in the U.S. Postal Service, first class postage prepaid, and properly addressed to the Intended recipient as set forth in Article One. After possession of the Demised Premises by Tenant. Tenant's address for notice purposes will be the address of the Demised Premises unless Tenant notifies Landlord in writing of a different address to be used for that purpose. Any party may change its address for notice by delivering written notice of its new address to all other parties in the manner set forth above. With respect to any notice delivered by Fax, the notice will not be effective unless, within 24 hours of faxing the notice, a copy of the notice is deposited in the U.S. Postal service, first class, postage prepaid and properly addressed to the intended recipient. Copies of all notices to the Landlord should also be delivered to: (i) the management company identified and designated in Section 1.09 of the Lease; and (ii) Landlord's counsel, Hill Gilstrap, 14000 West Abram, Arlington, Texas 76013, Attention:
Frank Hill.

15.08. ATTORNEY'S FEES. If on account of any breach or default by any party to this Lease in its obligations to any other party to this Lease, it becomes necessary for a party to employ an attorney to enforce or defend any of its

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rights or remedies under this Lease, the non-prevailing party agrees to pay the prevailing party its reasonable attorneys' fees and court costs, if any, whether or not suit is instituted in connection with the enforcement or defense.

15.09. VENUE. All obligations under this Lease shall be performed and payable in the county in which the Property is located. The laws of the State of Texas shall govern this Lease.

15.10. SURVIVAL. All obligations of any party to this Lease which are not fulfilled at the expiration or the termination of this Lease shall survive such expiration or termination as continuing obligations of the party.

15.11. BINDING EFFECT. This Lease shall inure to the benefit of and be binding upon each of the parties to this Lease and their respective airs, representatives, successors and assigns. However, Landlord shall not have any obligation to Tenant's successors or assigns unless the rights or interests of the successors or assigns are acquired in accordance with the terms of this Lease.

15.12 CONSULT AN ATTORNEY. THIS LEASE IS AN ENFORCEABLE, LEGALLY BINDING AGREEMENT. By executing this Lease, Landlord and Tenant each agree to the provisions, terms, covenants and conditions contained in this Lease.

15.13 NO OFFER. The submission of this Lease to Tenant shall not be construed as an offer to enter into this Lease. Tenant shall have no rights under this Lease or in or to the Demised Premises, unless and until Landlord has executed a copy of this Lease and delivered it to Tenant. In the event Landlord fails to execute this Lease and deliver a fully executed original to Tenant within five (5) days following Tenant's delivery of a signed original to Landlord, then Tenant may terminate this Lease at any time upon written notice to Landlord.

15.14. NO CONSTRUCTION AGAINST DRAFTING PARTY. Landlord and Tenant acknowledges that each of them and their counsel have had an opportunity to review this Lease and the Lease will not be construed against Landlord merely because Landlord has prepared it.

15.15. TIME OF THE ESSENCE. Time is of the essence of each and every provision of this Lease.

15.16. NO RECORDATION. Tenant's recordation of this Lease or any memorandum or short form of it will be void and an event of default under this Lease. Tenant shall, at the request of Landlord, execute a short form lease and have it properly acknowledged for purposes of recording. The cost of recording such short form lease shall be borne by Landlord.

15.17. NO MERGER. The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default will not work a merger, and will, at Landlord's option, (a) terminate all or any subleases and subtenancies or (b) operate as an assignment to Landlord of all or any subleases or subtenancies. Landlord's option under this Section 15.17 will be exercised by written notice to Tenant and all known subleases or subtenants in the Demised Premises or any part of the Demised Premises.

15.18. CONFIDENTIALITY. Tenant hereby covenants and agrees that, at all times hereafter, unless consented to in writing by Landlord, Tenant shall not disclose the terms and provisions of this Lease or transaction to any parties other than
(a) officers, employees and representatives of the parties who are involved in the ordinary course of business with this transaction, each of whom shall be instructed to comply with the non-disclosure provisions hereof, (b) in response to lawful process or subpoena or other valid or enforceable order of a court of competent jurisdiction, or (c) in any filings with any governmental authorities required by reason of the transaction provided for herein. Tenant shall in no event disclose the terms of this Lease to any other tenants in the building where the Demised Premises are located.

15.19. AUTHORITY. Tenant and the party executing this Lease on behalf of Tenant represents to Landlord that such party is authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to Landlord a resolution or similar document to that effect. Before execution of this lease by Landlord, Tenant agrees to provide Landlord with legal documents of forming its entity.

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15.20 BROKERS. Tenant represents and Warrants that it has not consulted or negotiated with any broker, finder or agent with regard to the Demised Premises except the broker named in Section 1.10, if any, Tenant and Landlord agree to hold each other harmless and indemnity each other against all costs, expenses, attorney's fees, or other liability for commissions or other compensation or charges claimed by any broker, finder or agent claiming the same by, through or any other Broker that Principal Broker mentioned in 1.10 above and such indemnity shall survive the expiration or earlier termination of this Lease.

15.21 RELOCATION OF PREMISES. Landlord reserves the right to relocate the Demised Premises to a substantially comparable space within the building where the Demised Premises are located. In the event of such a relocation, Landlord will give Tenant written notice of this intent to relocate the Demised Premises and Tenant will complete such relocation within 60 days after receipt of such written notice. If Tenant does relocate within the building, then effective on the date of the relocation, this Lease will be amended by deleting the description of the original Demised Premises and substituting for it a description of the relocation space. Landlord agrees to reimburse Tenant for its actual reasonable moving costs to such other space, the reasonable costs of reprinting stationery, and the costs or re-writing the relocation space for telephone and computers comparably to the original Demised Premises.

15.22 LANDLORD'S FEES Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease. Tenant will reimburse Landlord for all of Landlord's reasonable costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys' engineers', architects' fees, within ten days after Landlord's delivery of Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action. Landlord, at its discretion, may require Tenant to pay up to $2,000 in advance for a retainer to cover any such fees, as a condition precedent to Landlord's willingness to review and consider the proposed action or consent.

15.23 DEFINITION OF LANDLORD. All indemnities, covenants and agreements of Tenant contained herein which insure to the benefit of Landlord shall be construed to also inure to the benefit of Landlord's beneficiaries and their partners, agents, and employees of their agents.

15.24 THIRD PARTY BENEFICIARY. It is specifically understood and agreed that no person shall be a third party beneficiary hereunder, and that none of the provisions of this Lease shall be for the benefit of or be enforceable by anyone other the parties hereto, and that only the parties hereto and their permitted assignees shall have rights hereunder.

15.25 NO JOINT VENTURE. Landlord and Tenant are not and shall not be deemed to be, for any purpose, partners, joint ventures or associates or any relation other than that of Landlord and Tenant, and this lease shall not be construed or authorize either to act as agent for the other except as expressly provided to the contrary herein.

15.26 TENANT'S REMEDIES. If Tenant believes that Landlord has unreasonably withheld its consent in any instance in connection with this Lease, Tenant's sole remedy will be to seek a declaratory judgment that the Landlord has unreasonably withheld its consent or an order of specific performance or mandatory injunction in connection with Landlord's agreement to give its consent, and Tenant shall not be entitled to make claim for, and hereby expressly waives, any claim for damages by reason of Landlord withholding its consent.

15.27 ENTIRE AGREEMENT. This Lease, the exhibits and addends, if any, contain the entire agreement between Landlord and Tenant, and supersedes and replaces all other agreements between Landlord and Tenant concerning the subject matter hereof. No promises or representations, except as contained in this Lease, have been made to Tenant respecting this Lease or the condition or the manner of operating the Premises, the Building, or the Project. The captions of the various articles and sections of this Lease are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

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LANDLORD:

Assem Family Limited Partnership

By: Cleopatra, Inc., its general partner

By: /s/ Ola Assem
    ---------------------
        Ola Assem, President
Date of Execution:  11/8/01
                  ----------

WITNESS:

/s/ Larry Rodgers
--------------------------

TENANT:

The Capella Group Yoa
Care Entree

By: /s/ Judith H. Henkels
    ----------------------
Name: Judith H. Henkels
      --------------------
Title: President & CEO
      ----------------
Date of Execution: 11/8/01
                   -------

WITNESS:

/s/ Mary Kelly
--------------------------

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